
SL 901/R

Corporate Presentation

Leerink Partners Global Healthcare Conference

March 2026

HARROW®

Your patients. **Our purpose.**

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our resourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Diversified Ophthalmic Disease Management Solutions

Revenue CAGR for the past five years (2020–2025) of **41%**
Adjusted EBITDA CAGR for the past five years (2020–2025) of **61.3%**

Largest U.S. portfolio of prescription ophthalmic products broadly covering the ophthalmic anatomy

Delivery Types: Injectable | Topical | Sublingual

Product Categories: Buy & Bill | Branded | Generic
Over-the-Counter | Compounded

Disease Origins: Anterior | Posterior | Ocular Surface

Payer Types: Commercial | Government | Cash

Key revenue drivers are early in launch phases with large market opportunities

vevye	Dry Eye Disease	
IHEEZO	Ocular Anesthesia	
Triesence	PF Corticosteroid (Inj.)	
Byooviz™	Anti-VEGF	Mid-2026
OPUVIZ™	Anti-VEGF	Jan 2027
G-MELT™ Drug Candidate	Sedation	2028

Scalable commercial platform with an innovative market access & distribution model

- **Access** and **affordability** are foundational Harrow commitments
- **Access for All** programs ensure eligible patients can receive Harrow products for as low as $0, or a maximum of $59
- Harrow **commercial infrastructure** scales, allowing future acquisitions to "**plug-in**" begin to generate revenue and profits

Harrow's Ophthalmic Pharmaceutical Brands

Ocular Surface

BYQLOVI™
(clobetasol propionate ophthalmic suspension) 0.05%

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

Maxidex®
(dexamethasone ophthalmic suspension) 0.1%

Maxitrol®
(neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

Natacyn™
(natamycin ophthalmic suspension) 5%

ZERVIATE®
cetirizine ophthalmic solution, 0.24%
FORMULATED WITH HYDRELLA®

vevye®
(cyclosporine ophthalmic solution) 0.1%

TobraDex® ST
(tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%
FORMULATED WITH XanGen®

Verkazia®
cyclosporine ophthalmic emulsion 0.1%

Vigamox®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Moxeza®
(moxifloxacin HCl ophthalmic solution) 0.5% as base

Anterior Segment

ILEVRO®
(nepafenac ophthalmic suspension) 0.3%

IOPIDINE®
(apraclonidine hydrochloride ophthalmic solution)

Nevanac®
(nepafenac ophthalmic suspension) 0.1%



Posterior Segment

Triesence®
(triamcinolone acetonide injectable suspension) 40 mg/mL

Byooviz™
(ranibizumab-nuna) 0.05mL injection

OPUVIZ™
(aflibercept-yszy) 0.05mL injection

imprimis Rx®
A HARROW COMPANY

Financials & Outlook

2025 Key Financial Metrics *(in thousands)*

Consolidated Revenues



36% Revenue Growth
'25 vs. '24
$48,871
$72,476
$88,595
$130,193
$199,614
$272,303
Q1 '25 $47.8
Q2 '25 $63.7
Q3 '25 $71.6
Q4 '25 $89.1
20
21
22
23
24
25

Adjusted EBITDA



54% Growth
'25 vs. '24
$24.2 Adj. EBITDA
in Q4 2025
$5,715
$11,378
$13,017
$28,119
$40,327
$61,923
20
21
22
23
24
25

$72.9 million in cash and cash equivalents as of December 31, 2025

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

2026 Financial Guidance

Full Year 2026 Outlook

	H1	H2	Full Year
Revenue	**$133M-$153M** (midpoint ~$143M)	**$203M-$226M** (midpoint ~$214.5M)	**$350M-$365M** (midpoint ~$357.5M)

	Full Year
Adjusted EBITDA	**$80M-$100M** (midpoint ~$90M)

Dry Eye Disease

VEVYE

Dry Eye Disease: Growing Market; Best-in-Class Solution

vevye®
(cyclosporine ophthalmic solution) 0.1%

The first and only water-free cyclosporine to treat the signs and symptoms of dry eye disease

- In a pre-clinical ex-vivo corneal penetration study, VEVYE's vehicle delivered **~22x more cyclosporine** into the cornea than Restasis
- **Rapid Onset** – fastest working immunomodulator for dry eye demonstrated
- Clinically meaningful and statistically significant improvement in total corneal fluorescent staining by Day 15 with **lasting benefit out to 56 weeks**
- **Well-tolerated,** with 99.8% of patients experiencing no or mild instillation pain
- Orange book-listed patents with expiry in **2039**


NDC: 82667-900-02
Rx Only
vevye®
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved
2 mL
vevye®
2 mL

Q4 Highlights

- **Prescriber Expansion:** +115% growth in 2025[2]
- **Refill Rates:** Covered Rx refill avg. ~9 times in 2025[1]
- **Coverage Wins:** Preferred status with CVS, the largest commercial PBM (effective Jan 1)
- **Sales Team Expansion:** doubling to 100 sales reps by June 2026; *more sales reps = more new Rxs*

"Compounding Effect" of new Rxs and an extraordinary refill rate should drive revenue growth

1&2: Harrow Internal data + PhilRx data

Ocular Anesthesia

IHEEZO

IHEEZO Overview

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First approved** use in the U.S. ophthalmic market of chloroprocaine hydrochloride
- **First branded ocular anesthetic** approved for the U.S. market in nearly 14 years
- IHEEZO Reimbursement:
  - Permanent J-Code (J2403)
  - Transitional pass-through status through March 2026 for ASC
- >12 million annual U.S. ocular procedures requiring ocular surface anesthesia
- Inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears
- Two Orange Book listed patents; latest expiring in 2039

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

~22 Min.

IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure

No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure

IHEEZO Q4 2025 Key Metrics

IHEEZO (chloroprocaine HCl ophthalmic gel) 3%

Year-over-Year Demand Expected to Grow

Highlights:

- **56% year-over-year unit demand growth**
- **49% year-over-year account growth**[2]
- **~70% of 2025 unit volume driven by retina accounts**[3]
- **Improvement in net pricing** in effect H2 2026
- **85%** customer reorder rate[4]

Priorities

- Retina-specific clinical studies are ongoing to generate data to accelerate commercial execution
- Accelerate growth via breadth & depth
- New trials among retina specialists & in-office procedures
- Strengthen and improve physician and patient access

IHEEZO Quarterly Customer Unit Demand[(1)]
(May 2023 Launch)

56% Annual Growth 2025 vs. 2024	28% Quarterly Growth Q4-25 vs. Q4-24



Full Year 2024:
128,685
Full Year 2025:
201,215
49,130
34,368
29,991
15,096
62,945
50,565
48,765
38,940
2024
2025
Q1
Q2
Q3
Q4

(1) Source: IQVIA 867 data

2,3,4: Harrow Internal data

IHEEZO: Accelerating Growth

Unlocking the Full In-Office Market

- **Growing retina market share** despite the absence of retina-specific clinical data
- **Office-based expansion (2.5M+ annual procedures)** materially increases TAM beyond retina

Multi-Unit Packaging

- **New multi-unit IHEEZO packaging** designed for retina practices launching in **H2 2026**

Retina-Specific Clinical Data to Support Adoption

- Retina-specific IHEEZO data expected in 2026:
  1. Intravitreal Injection Investigator-Initiated Trial (*PI: Dr. Sabin Dang*)
     - Data to be presented at **ASRS in July 2026** (Montreal)
  2. Harrow-sponsored QUELL Intravitreal Injection Clinical Study under an IND
     - Data expected in **Q4 2026**

Improved Net Pricing

- IHEEZO net pricing per unit expected to **increase beginning in July 2026**

Ophthalmic Surgical

TRIESENCE

G-MELT Product Candidate

TRIESENCE Overview & Q4 2025 Key Highlights

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

Description:[1]
- The only FDA-approved preservative-free synthetic corticosteroid with separate reimbursement in *all* traditional settings of care

Market Expansion to 7+ million Annual U.S. Surgical Use Cases
- Strong early clinical feedback: Physicians report consistent favorable post-operative outcomes, and reduced dependence on patient eye drop compliance

Broad Coverage:
- 96% covered lives
- 6% of patients require prior authorization
- Reimbursement in all care settings (ASC, HOPD, and office)

Label Expanding Phase 3 Clinical Trial (Initiate in Q1 2026)
- Potential to expand TRIESENCE label to include Ocular Inflammation and Pain following Cataract Surgery

Brand Extension:
- Next generation PFS version of TRIESENCE expected in 2028


Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL
Sterile
Preservative Free
1 mL
HARROW

Q4 Highlights:

- **Largest quarterly revenue** since Q4 2024 re-launch
- Retina use continues to grow
- Ocular inflammation use is ramping and expected to drive majority of new volume going forward
- **~5x growth** in total unit volume year over year
- **36% Q/Q** 2025 revenue growth
- **Nearly half (~47%)** of Q4 ordering came from new accounts

TRIESENCE Quarterly Unit Demand[1]


2,999
4,444
5,615
9,650
10,377
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

(1) Internal + IQVIA data.

[1] Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.

G-MELT: IV- and Opioid-Free Sedation

Fixed dose sublingual tablet combining **3 mg midazolam** + **50 mg ketamine** (non-opioid), two known and proven FDA-approved molecules in a novel form

Technology

- Powered by Zydis® ODT technology, exclusively licensed from Catalent
- Dissolves in seconds under the tongue
- Zydis® powers over 35 FDA-approved products spanning almost three decades

Administration

- Quick absorption in the sublingual mucosa
- Rapid, systemic circulation
- Better bioavailability vs. GI tract absorption

Synergy

- Midazolam offsets the negative effects of ketamine

Targets and Expansion

- Initial market: Cataract Surgery with the potential to expand
  - >5 million annually in the US
  - >20 million globally[1]

With an expanded label, **MELT-300 could impact over 100 million short-duration procedures in a number of large markets[2+]**

Next Steps

Remaining Ancillary Studies	*Initiated*
NDA Submission	H1 2027
Potential FDA Approval	H1 2028
Potential Launch	H2 2028

Rare, Specialty, and Compounded Products

Rare, Specialty, and Compounded

Potential significant revenue-generating opportunities with 3 products from portfolio:

- Coding decision expected in April 2026
- Two re-launches in on-label markets (one supported by new data in Q4 2026; another, in 2H 2026)

Specialty Steroids, NSAIDs, and Anti-Inflammatories

- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%
- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- Nevanac® (nepafenac ophthalmic suspension) 0.1%

Antihistamine, Antibiotics, and Antibiotic + Steroid Combination

- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% Formulated with XanGen®
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base
- ZERVIATE® cetirizine ophthalmic solution 0.24% Formulated with HYDRELLA

Only FDA-approved Product for Vernal Keratoconjunctivitis

- Verkazia® cyclosporine ophthalmic emulsion 0.1%

Only FDA-approved anti-fungal; Indicated for Fungal Keratitis and Fungal Blepharitis

- Natacyn® (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only

Glaucoma and Intraocular Pressure Control

- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)

Compounded Formulations

- imprimis Rx® A HARROW COMPANY

Investment Summary

Durable Revenue Drivers and a 2026–2028 Pipeline Strengthening an Accelerating Growth Profile

vevye® (cyclosporine ophthalmic solution) 0.1%

- **62% revenue growth** Q4 2025 vs Q4 2024
- **Coverage win** with the **largest commercial PBM** started on 1/1/26; increase in Rx volumes expected
- **Doubling sales force** by the end of Q2 2026
- **Average of 9 refills** per covered patient (2024-25)

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

- **57% revenue** growth from Q4 2024 to Q4 2025
- Expansion to in-office market increases TAM with **>2.5 million new annual use cases**
- **Price improvement & multi-unit packaging expected** in H2 2026
- Multiple **retina-specific data sets in 2026**

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

- **Largest quarterly revenue** since launch
- Ocular inflammation **gaining momentum with growing percentage of Q4 unit volume driven from ocular surgery accounts**
- **Initiated Phase 3 clinical trial to expand label & increase TAM**
- **Doubling sales force**

Rare, Specialty, and Compounded Products

- High margin workhorse products
- Revenue-generating initiatives underway for 3 products
  - Coding decision expected in Q2 2026
  - 2 potential launches in novel on-label markets
- Launch of high margin PharmaPacks to replace compounded units

Near Term Commercial Launches

BYQLOVI (Topical Steroid) Q2 2026 launch
BYOOVIZ (LUCENTIS Anti-VEGF Biosimilar) mid-2026 launch
OPUVIZ (EYLEA Anti-VEGF Biosimilar) early 2027 launch

R&D Pipeline

G-MELT™ (MELT-300; Ketamine + Midazolam ODT)
YOCHIL™ (MELT-210; Midazolam ODT)
H-NO8 (Triamcinolone Acetonide)
CR-01 (Conjunctival Device)

HARROW®

Your patients. Our purpose.

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
Harrow.com

Mike Biega
Vice President of Investor Relations & Communications
mbiega@harrowinc.com
Direct: 617-913-8890


Your patients. Our purpose.